Exhibit 99.1

Comcast Announces Pricing Terms for debt Exchange Offers and CASH Offers

Philadelphia, Pennsylvania, September 26, 2025 - Comcast Corporation (Nasdaq: CMCSA)

Exchange Offers

Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) today announced the pricing terms of its seven separate private offers to exchange (collectively, the “Exchange Offers”) any and all of the outstanding series of notes listed in the tables below (collectively, the “Old Notes”) in exchange for newly issued 5.168% Notes due 2037 (the “New 2037 Notes”) and 5.218% Notes due 2038 (the “New 2038 Notes” and, together with the New 2037 Notes, the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated September 22, 2025 (the “Offering Memorandum”), the eligibility certification and the accompanying exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery” which, together with the Offering Memorandum and the eligibility certification, constitute the “Exchange Offer Documents”). Unless otherwise defined herein, capitalized terms used under the heading “Exchange Offers” have the respective meanings assigned thereto in the Exchange Offer Documents.

Each Exchange Offer will expire at 5:00 p.m. (Eastern time) today, September 26, 2025 (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Expiration Date”).  The “Exchange Offer Settlement Date” with respect to the Exchange Offers will be promptly following the Exchange Offer Expiration Date and is expected to be October 2, 2025.

The tables below indicate, among other things, the applicable Exchange Offer Yield and Total Exchange Price (each as defined in the Offering Memorandum) as calculated at 11:00 a.m. (Eastern time) on September 26, 2025 (the “Price Determination Date”):

Pool 1 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)(1)	Exchange Offer Yield	Total Exchange Price
1	5.350% Notes due 2027	20030N EA5	$750	3.625% UST due August 31, 2027	3.668%	+10	3.768%	$ 1,030.72
2	3.150% Notes due 2028	20030N CA7	$1,650	3.375% UST due September 15, 2028	3.658%	+15	3.808%	$ 985.20
3	3.550% Notes due 2028	20030N CH2	$1,000	3.375% UST due September 15, 2028	3.658%	+15	3.808%	$ 993.69
4	3.300% Notes due 2027	20030N DK4	$800	3.625% UST due August 31, 2027	3.668%	+15	3.818%	$ 992.53
5	5.100% Notes due 2029	20030N EH0	$750	3.625% UST due August 31, 2030	3.765%	+15	3.915%	$ 1,039.21

Pool 2 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)(1)	Exchange Offer Yield	Total Exchange Price
1	4.150% Notes due 2028	20030N CT6	$3,975	3.375% UST due September 15, 2028	3.658%	+20	3.858%	$ 1,007.68
2	4.550% Notes due 2029	20030N ED9	$1,000	3.625% UST due August 31, 2030	3.765%	+10	3.865%	$ 1,020.42

(1)	The Total Exchange Price payable per each $1,000 principal amount of a series of Old Notes validly tendered for exchange will be payable in a specified principal amount of New Notes and will be based on the fixed spread specified in the applicable table above (the “Fixed Spread”) for the applicable series of Old Notes, plus the yield of the specified Reference U.S. Treasury Security for that series as of the Price Determination Date. The Total Exchange Price does not include the applicable Accrued Coupon Payment (as defined below), which will be payable in cash in addition to the applicable Total Exchange Price.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender, and who do not validly withdraw, Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed Exchange Offer Notice of Guaranteed Delivery and all other required documents at or prior to the Exchange Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Exchange Offer Expiration Date pursuant to the Guaranteed Delivery Procedures, and whose Old Notes are accepted for exchange by us, will receive the applicable Total Exchange Price for each $1,000 principal amount of such Old Notes, which will be payable in principal amount of New Notes.

In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will receive a cash payment equal to the accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the Exchange Offer Settlement Date (the “Accrued Coupon Payment”). Interest will cease to accrue on the

Exchange Offer Settlement Date for all Old Notes accepted in the Exchange Offers, including those Old Notes tendered through the Guaranteed Delivery Procedures.

The New 2037 Notes will mature on January 15, 2037 and the New 2038 Notes will mature on January 15, 2038. The table below indicates the interest rate (the “New Notes Coupon”) for each series of New Notes to be issued by Comcast pursuant to the Exchange Offers (as calculated at the Price Determination Date in accordance with the Offering Memorandum).

New Notes	Reference U.S. Treasury Security	Reference Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)	New Notes Coupon
New Notes due 2037	4.250% UST due August 15, 2035	4.168%	+100	5.168%
New Notes due 2038	4.250% UST due August 15, 2035	4.168%	+105	5.218%

The complete terms and conditions of the Exchange Offers are set forth in the Exchange Offer Documents, which have been distributed to Exchange Offer Eligible Holders in connection with the Exchange Offers.  Each Exchange Offer is subject to certain conditions, including the applicable Minimum Issue Requirement for each Pool, the applicable New Notes Capacity Condition and the applicable Cash Offer Completion Condition.  Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, other than conditions described by Comcast as non-waivable.

If and when issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Comcast will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: https://gbsc-usa.com/eligibility/comcast

Cash Offers

Comcast today announced the pricing terms of its seven separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2025 (the “Offer to Purchase”), the certification instructions letter (the “Certification Instructions Letter”) and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery” which, together with the Offer to Purchase and the Certification Instructions Letter, constitute the “Tender Offer Documents” and, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not Exchange Offer Eligible Holders (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers are required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

Each Cash Offer will expire at 5:00 p.m. (Eastern time) today, September 26, 2025 (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Expiration Date”).  The “Cash Offer Settlement Date” with respect to the Cash Offers will be promptly following the Cash Offer Expiration Date and is expected to be October 2, 2025.

Unless otherwise defined herein, capitalized terms used under the heading “Cash Offers” have the respective meanings assigned thereto in the Tender Offer Documents.

The tables below indicate, among other things, the applicable Cash Offer Yield and Total Consideration (as defined in the Offer to Purchase) for each series of Old Notes, as calculated at the Price Determination Date in accordance with the Offer to Purchase:

Pool 1 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)(1)	Cash Offer Yield	Total Consideration
1	5.350% Notes due 2027	20030N EA5	$750	3.625% UST due August 31, 2027	3.668%	+10	3.768%	$ 1,030.72
2	3.150% Notes due 2028	20030N CA7	$1,650	3.375% UST due September 15, 2028	3.658%	+15	3.808%	$ 985.20
3	3.550% Notes due 2028	20030N CH2	$1,000	3.375% UST due September 15, 2028	3.658%	+15	3.808%	$ 993.69
4	3.300% Notes due 2027	20030N DK4	$800	3.625% UST due August 31, 2027	3.668%	+15	3.818%	$ 992.53
5	5.100% Notes due 2029	20030N EH0	$750	3.625% UST due August 31, 2030	3.765%	+15	3.915%	$ 1,039.21

Pool 2 Notes

Acceptance Priority Level	Title of Series of Old Notes to be Exchanged	CUSIP	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Fixed Spread (basis points)(1)	Cash Offer Yield	Total Consideration
1	4.150% Notes due 2028	20030N CT6	$3,975	3.375% UST due September 15, 2028	3.658%	+20	3.858%	$ 1,007.68
2	4.550% Notes due 2029	20030N ED9	$1,000	3.625% UST due August 31, 2030	3.765%	+10	3.865%	$ 1,020.42

(1)	The Total Consideration for each series of Old Notes (such consideration, the “Total Consideration”) validly tendered will be determined in accordance with standard market practice, as described in the Offer to Purchase, to result in a Total Consideration payable per each $1,000 principal amount of each series of Old Notes that equates to a yield to the Par Call Date or maturity date, as applicable, in accordance with the formula set forth in Annex A to the Offer to Purchase, for the applicable series of Old Notes, equal to the sum of (i) the yield corresponding to the bid side price of the applicable Reference U.S. Treasury Security specified in the tables above for such series of Old Notes at the Price Determination Date, plus (ii) the applicable Fixed Spread specified in the tables above for such series of Old Notes. The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Cash Offer Eligible Holders who (i) validly tender, and do not validly withdraw, Old Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery at or prior to the Cash Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Cash Offer Expiration Date (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Guaranteed Delivery Date”) pursuant to the Guaranteed Delivery Procedures, and whose Old Notes are accepted for purchase by Comcast, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for purchase will be paid the Accrued Coupon Payment. Interest will cease to accrue on the Cash Offer Settlement Date for all Old Notes accepted in the Cash Offers, including those Old Notes tendered through the Guaranteed Delivery Procedures.

The complete terms and conditions of the Cash Offers are set forth in the Tender Offer Documents, each of which has been distributed to Cash Offer Eligible Holders in connection with the Cash Offers.  Each Cash Offer is subject to certain conditions, including the applicable Maximum Total Consideration Condition and the applicable Exchange Offer Completion Condition.  Comcast expressly reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, other than conditions described by Comcast as non-waivable.

Global Bondholder Services Corporation is acting as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Tender Offer Documents may be directed to Global Bondholder Services Corporation at (212) 430-3774. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Tender Offer Documents can be accessed at the following link: https://www.gbsc-usa.com/comcast

Comcast refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers.”

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any of the securities described herein. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Comcast by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the Exchange Offer Documents were only made available, to holders of Old Notes (1) that are either (a) “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation; or (c) if located or resident in a province of Canada, who are “accredited investors” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that are not individuals unless that person is also a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (the “Exchange Offer Eligible Holders”). Only Exchange Offer Eligible Holders who completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form which is required if tendering Old Notes. There is no separate letter of transmittal in connection with the Offering Memorandum.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking Statements. Readers are directed to Comcast’s periodic and other reports filed with the Securities and Exchange Commission and the “Risk Factors” contained in the Offering Memorandum and Offer to Purchase for a description of such risks and uncertainties. We undertake no obligation to update any forward-looking statements.

Investor Contacts:
Marci Ryvicker (215) 286-4781
Jane Kearns (215) 286-4794
Marc Kaplan (215) 286-6527

Press Contacts:
Jennifer Khoury (215) 286-7408
John Demming (215) 286-8011